Exhibit 99.1

Final Copy — 2/9/09 — 9:30a	For Further Information: Michael W. McCarthy Director – Investor Relations Office: (978) 262-2459 michael.mccarthy@brooks.com
Press Release
For Immediate Release
February 9, 2009
Brooks Automation Reports First Quarter Financial Results
Chelmsford, Massachusetts February 9, 2009 — Brooks Automation, Inc. (Nasdaq: BRKS) announced financial results for the Company’s first quarter of fiscal year 2009 ended on December 31, 2008.
Revenues for the first quarter of 2009 were $73.4 million, compared to revenues of $147.8 million in the first quarter of 2008, a decrease of 50.3%. Sequentially, revenues were down 31.3% from fiscal 2008 fourth quarter revenues of $106.9 million.
Net loss for the first quarter of fiscal 2009 amounted to $35.1 million, or $0.56 per diluted share. This loss includes special charges totaling $5.3 million. Excluding special charges, the non-GAAP net loss for the first quarter of fiscal 2009 was $29.8 million, or $0.48 per diluted share. The special charges taken during the quarter include $4.1 million of restructuring related charges which are the initial costs related to the Company’s recently announced restructuring plan. Special charges also include a $1.2 million charge to recognize the impairment in value of a minority interest Brooks owns in a small Swiss public company.
The fiscal 2009 first quarter results compare with a net loss of $1.4 million, or $0.02 per diluted share in the first quarter of the prior year. Sequentially, net loss from continuing operations was $216.2 million or $3.45 per diluted share in the fourth quarter of 2008. Excluding special charges, the net loss for the first quarter of the prior year was $0.8 million, or $0.01 per diluted share, after adjusting for $0.6 million of restructuring charges. Sequentially, the net loss from continuing operations for the fourth quarter of fiscal 2008, excluding special charges, was $10.0 million or $0.16 per diluted share. During the fourth quarter of fiscal 2008, the Company incurred aggregate special charges of $206.2 million, or $3.29 per diluted share including non-cash asset impairment charges, primarily related to goodwill, of $204.6 million and restructuring charges of $1.6 million.
Adjusted Earnings (Loss) before Interest, Tax, Depreciation and Amortization for the first quarter of fiscal 2009 was ($20.3) million, which compared to $7.3 million in the prior year period and ($2.3) million in the fourth quarter of fiscal 2008. Cash flows provided by (used in) operations, which benefited from strong working capital management, amounted to ($13.5) million in the first quarter of fiscal 2009. This compared to $(6.1) million in the first quarter of fiscal 2008 and $6.0 million in the fourth quarter of fiscal 2008.
– – more – –
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com.

Brooks Automation Reports First Quarter Financial Results	page two
Commenting on the first quarter results, Robert J. Lepofsky, President and Chief Executive Officer of Brooks stated, “The 31% sequential decline in revenues compared to the prior quarter mirrors declines reported by major semiconductor capital equipment OEMs in recent weeks. The rate of change in customer requirements over the past three months has been unprecedented and the resultant burden of excess capacity severely depressed our operating results. We are in the midst of a previously announced restructuring initiative which began in the quarter just ended which will permanently reduce our cash breakeven point. With lowered revenue expectations in the quarters ahead we have also taken a number of temporary actions that will constrain spending across the Company. Our Board stepped forward and reduced their fees, our employees have responded to reduced work schedules and we have eliminated virtually all discretionary expenditures. At the same time, we are continuing to fund critical new product and business development programs that will ensure our leadership position coming out of this downturn. With a strong debt-free balance sheet and adequate cash reserves we are confident of our ability to navigate through this challenging period.”
A reconciliation of non-GAAP measures to the most nearly comparable GAAP measure follows the consolidated statements of operations, balance sheets and statements of cash flows attached to this release.
Brooks management will webcast its December quarter earnings conference call on Monday, February 9, 2009 at 4:30 p.m. Eastern Time to discuss the attached quarterly results and business highlights. During the call, Company management will respond to questions concerning, but not limited to, the Company’s financial performance, business conditions and industry outlook. Their responses could contain information that has not been previously disclosed.
Analysts, investors and members of the media can access the live broadcast available on Brooks’ website at www.brooks.com. The call will be archived on this website for convenient on-demand replay until Brooks reports fiscal 2009 second quarter results in mid-May, 2009.
# # #
About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation solutions and integrated subsystems to the global semiconductor and related industries. The company’s advanced offerings in hardware and services can help customers improve manufacturing efficiencies, accelerate time-to-market and reduce cost-of-ownership. Brooks’ products and global services are used in virtually every semiconductor fab in the world as well as in a number of diverse industries outside of semiconductor manufacturing. For more information see www.brooks.com or email co.csr@brooks.com.
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com.

Brooks Automation Reports First Quarter Financial Results	page three
“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks’ financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our profit and loss and cash flow expectations and anticipated capacity reductions and cost controls. Factors that could cause results to differ from our expectations include the following: our dependence on the cyclical semiconductor industry; the possibility of downturns in market demand for electronics; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; decisions by customers to accelerate delivery under or to cancel or defer orders that previously had been accepted; decisions by customers to reject the products we ship to them; the inability of customers to make payments to us when due; the possibility that we may not be able to fulfill customer orders within a period of time acceptable to them; the fact that design-in wins do not necessarily translate to significant revenue; the timing and effectiveness of restructuring, cost-cutting, low cost sourcing and expense control measures; intense price competition; disputes concerning intellectual property; expenses associated with legal disputes and litigation, continuing uncertainties in global political and economic conditions, and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
09-04
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com.

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(In thousands, except per share data)

	Three months ended
	December 31,
	2008	2007
Revenues
Product	$52,376	$120,070
Services	21,067	27,763

Total revenues	73,443	147,833

Cost of revenues
Product	48,649	86,260
Services	18,406	23,124

Total cost of revenues	67,055	109,384

Gross profit	6,388	38,449

Operating expenses
Research and development	9,277	12,432
Selling, general and administrative	27,634	29,103
Restructuring and acquisition-related charges	4,105	600

Total operating expenses	41,016	42,135

Operating loss	(34,628)	(3,686)
Interest income	897	3,209
Interest expense	126	133
Loss on investment	1,185	—
Other (income) expense, net	38	343

Loss before income taxes, minority interests and equity in earnings of joint ventures	(35,080)	(953)
Income tax provision	391	670

Loss before minority interests and equity in earnings of joint ventures	(35,471)	(1,623)
Minority interests in income (loss) of consolidated subsidiaries	(87)	(27)
Equity in earnings of joint ventures	301	177

Net loss	$(35,083)	$(1,419)

Basic net loss per share	$(0.56)	$(0.02)

Diluted net loss per share	$(0.56)	$(0.02)

Shares used in computing loss per share
Basic	62,651	69,110
Diluted	62,651	69,110
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(In thousands, except share and per share data)

	December 31,	September 30,
	2008	2008
Assets
Current assets
Cash and cash equivalents	$78,100	$110,269
Marketable securities	33,932	33,077
Accounts receivable, net	40,882	66,844
Insurance receivable for litigation	455	8,772
Inventories, net	109,559	105,901
Prepaid expenses and other current assets	14,368	13,783

Total current assets	277,296	338,646

Property, plant and equipment, net	82,931	81,604
Long-term marketable securities	47,625	33,935
Goodwill	119,938	119,979
Intangible assets, net	54,229	58,452
Equity investment in joint ventures	29,954	26,309
Other assets	3,292	4,713

Total assets	$615,265	$663,638

Liabilities, minority interests and stockholders’ equity
Current liabilities
Accounts payable	$29,717	$37,248
Deferred revenue	3,231	3,553
Accrued warranty and retrofit costs	7,938	8,174
Accrued compensation and benefits	17,014	18,174
Accrued restructuring costs	8,966	7,167
Accrued income taxes payable	2,884	3,151
Accrual for litigation settlement	—	7,750
Accrued expenses and other current liabilities	15,600	17,634

Total current liabilities	85,350	102,851
Accrued long-term restructuring	4,534	5,496
Income taxes payable	10,649	10,649
Other long-term liabilities	2,677	2,238

Total liabilities	103,210	121,234

Contingencies
Minority interests	322	409

Stockholders’ equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 77,033,114 shares issued and 63,571,245 shares outstanding at December 31, 2008, 77,044,737 shares issued and 63,582,868 shares outstanding at September 30, 2008	770	770
Additional paid-in capital	1,790,371	1,788,891
Accumulated other comprehensive income	21,404	18,063
Treasury stock at cost, 13,461,869 shares at December 31, 2008 and September 30, 2008	(200,956)	(200,956)
Accumulated deficit	(1,099,856)	(1,064,773)

Total stockholders’ equity	511,733	541,995

Total liabilities, minority interests and stockholders’ equity	$615,265	$663,638

Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(In thousands)

	Three months ended
	December 31,
	2008	2007
Cash flows from operating activities
Net loss	$(35,083)	$(1,419)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,380	8,507
Stock-based compensation	1,524	2,009
Amortization of discount on marketable securities	(34)	(418)
Undistributed earnings of joint ventures	(301)	(177)
Minority interests	(87)	(27)
(Gain) loss on disposal of long-lived assets	(8)	105
Loss on investment	1,185	—
Changes in operating assets and liabilities, net of acquisitions and disposals:
Accounts receivable	26,330	14,379
Inventories	(3,252)	(2,248)
Prepaid expenses and other current assets	71	1,977
Accounts payable	(7,580)	(14,396)
Deferred revenue	(330)	865
Accrued warranty and retrofit costs	(237)	(1,413)
Accrued compensation and benefits	(1,201)	(6,362)
Accrued restructuring costs	890	(1,691)
Accrued expenses and other current liabilities	(3,745)	(5,822)

Net cash used in operating activities	(13,478)	(6,131)

Cash flows from investing activities
Purchases of property, plant and equipment	(5,084)	(4,521)
Purchases of marketable securities	(35,022)	(98,115)
Sale/maturity of marketable securities	22,533	114,154
Purchases of intangible assets	—	(75)

Net cash provided by (used in) investing activities	(17,573)	11,443

Cash flows from financing activities
Treasury stock purchases	—	(29,208)

Net cash used in financing activities	—	(29,208)

Effects of exchange rate changes on cash and cash equivalents	(1,118)	223

Net decrease in cash and cash equivalents	(32,169)	(23,673)
Cash and cash equivalents, beginning of period	110,269	168,232

Cash and cash equivalents, end of period	$78,100	$144,559

Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.

Supplemental Information
(In thousands, except per share data)
(unaudited)
Notes on Non-GAAP Financial Measures:
The information in this press release is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to-period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.
The press release includes financial measures which exclude the effects of charges associated with our non-cash impairment charges, restructuring programs and gains or losses on investments. Management believes these measures are useful to investors because it eliminates accounting charges that do not reflect Brooks’ day-to-day operations. A table reconciling income (loss) and diluted earnings (loss) per share from continuing operations is presented below:

	Quarter ended
	December 31, 2008		September 30, 2008		December 31, 2007
	$	per share	$	per share	$	per share
Net loss from continuing operations	$(35,083)	$(0.56)	$(216,216)	$(3.45)	$(1,419)	$(0.02)

Impairment charges	—	—	203,570	3.25	—	—
Restructuring charges	4,105	0.07	1,610	0.03	600	0.01
Loss on investment	1,185	0.02	1,009	0.02	—	—

Adjusted net loss from continuing operations	$(29,793)	$(0.48)	$(10,027)	$(0.16)	$(819)	$(0.01)

	Quarter ended
	Dec 31,	Sept 30,	Dec 31,
	2008	2008	2007
Net loss	$(35,083)	$(216,216)	$(1,419)

Less: Interest income	(897)	(1,151)	(3,209)
Add: Interest expense	126	102	133
Add: Income tax provision (benefit)	391	(1,165)	670
Add: Depreciation	4,156	4,554	4,491
Add: Amortization of completed technology	2,331	2,331	2,331
Add; Amortization of acquired intangible assets	1,893	1,786	1,685
Add: Stock compensation expense	1,524	1,297	2,009
Add: Impairment charges	—	203,570	—
Add: Restructuring charges	4,105	1,610	600
Add: Loss on investment	1,185	1,009	—

Adjusted EBITDA	$(20,269)	$(2,273)	$7,291

Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com